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                                                                 EXHIBIT 10.2.26

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

            The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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
   Exhibit           Percentage Lease           Annual Base      Percentage Rent
   Number               Description                Rent              Formula
  ------               -----------                ----               -------
   10.2.26    Lease Agreement dated as of        $1,006,590  37.3% of room revenue up
              January 17, 1997 by and between                to $2,698,633, plus 62% of
              Sunstone Hotel Investors, L.P., as             room revenue in excess
              lessor and Sunstone Hotel                      of $2,698,633, plus 5%
              Properties, Inc., as lessee, for the           of food and beverage
              Ramada Hotel located in Cypress,               revenue, plus 100% of
              California.                                    sublease and concession
                                                             revenue and other net
                                                             revenues.
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